UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

SCHEDULE 14A

(Rule 14a-101)
SCHEDULE 14A INFORMATION

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NATURAL RESOURCES USA CORPORATION
(Exact Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Natural Resources USA Corporation 3200 County Road 31 Rifle, Colorado 81650
Notice of Annual Meeting of Shareholders

To all Shareholders of Natural Resources USA Corporation:

You are invited to attend the Annual Meeting of Shareholders (the “Annual Meeting”) of Natural Resources USA Corporation (the “Company”).  The Annual Meeting will be held at XXXXXXXX at 10:00 a.m. Eastern Time.  The purposes of the Annual Meeting are:

1.
To elect the following nominees to the Company’s Board of Directors (the “Board”) to serve until the Company’s 2011 Annual Meeting of Shareholders or until successors are duly elected and qualified: Bill H. Gunn (Chairman), Robert C.J. van Mourik, Neil E. Summerson, Geoffrey C. Murphy, James V. Riley, J. Jeffrey Geldermann, Robert C. Woolard, Alan De’ath, Paul-Henri Couture and Michel Marier;

2.	To ratify the appointment of the Company’s independent registered public accounting firm, HJ & Associates, LLC, for the fiscal year ending June 30, 2011;

3.	To approve a resolution and amend the Company’s By-Laws to provide for the taking of action by less than unanimous written consent of the Company’s shareholders without a meeting;

and

4.	To conduct any other business that may properly come before the Annual Meeting.

The Board has fixed November xx, 2010, as the record date for the Annual Meeting (the “Record Date”).  Only shareholders of the Company of record at the close of business on the Record Date will be entitled to notice of, and to vote at, the Annual Meeting.  A list of shareholders, as of the Record Date, will be available at the Annual Meeting for inspection by any shareholder.  Shareholders will need to register at the Annual Meeting to attend and vote at the Annual Meeting.  If your shares of common stock of the Company (“Common Shares”) are not registered in your name, you will need to bring proof of your ownership of those Common Shares to the Annual Meeting in order to register to attend and vote.  If your Common Shares are held in an account with a brokerage firm, bank, dealer, or other similar institution, you should ask such institution to provide you with a proxy that shows your ownership of such Common Shares as of the Record Date.  Please bring that documentation to the Annual Meeting.

IMPORTANT

Enclosed with this Notice of Annual Meeting are a Proxy Statement, the Company’s Annual Report for the fiscal year ended June 30, 2010, and a form of proxy.  These documents contain important information and the Board encourages you to read them carefully.  Whether or not you expect to attend the Annual Meeting, please sign and return the enclosed proxy promptly.  If you decide to attend the Annual Meeting, you may, if you wish, revoke the proxy and vote your Common Shares in person.

By Order of the Board of Directors,

/s/ Bill H. Gunn
Bill H. Gunn, Chairman
Natural Resources USA Corporation
3200 County Road 31
Rifle, Colorado 81650	November xx, 2010

NATURAL RESOURCES USA CORPORATION 3200 County Road 31 Rifle, Colorado 81650
Proxy Statement for Annual Meeting of Shareholders To Be Held On December XX, 2010, at 10.00 a.m. Eastern Time at the XXXXXX

Unless the context requires otherwise, references in this Proxy Statement to “Natural Resources,” the “Company,” “we,” “us” or “our” refer to Natural Resources USA Corporation.  The terms “Natural Resources,” the “Company,” “we,” “us” or “our” do not refer to the Company’s wholly-owned subsidiaries Natural Soda Holdings, Inc. (“Natural Soda Holdings”) and Natural Soda, Inc. (“Natural Soda”).

The Annual Meeting of Shareholders of Natural Resources (referred to herein as the “Annual Meeting”) will be held on December xx, 2010, at the XXXXXXX at 10:00 a.m. Eastern Time.

We are providing the enclosed proxy materials and form of proxy in connection with the solicitation by Natural Resources’ Board of Directors (referred to herein as the “Board”) of proxies for the Annual Meeting.  Natural Resources anticipates that this Proxy Statement and the form of proxy will be mailed to holders of Natural Resources’ common stock, par value $0.01 per share (shares of Natural Resources’ common stock are referred to herein as “Common Shares”) on or about November xx, 2010.

You are invited to attend the Annual Meeting at the above stated time and location.  If you plan to attend the Annual Meeting and your Common Shares are held in “street name” – in an account with a brokerage firm, bank, dealer, or other similar institution – you must obtain a proxy issued in your name from such broker, bank, dealer or other similar institution.

You can vote your Common Shares by completing and returning the proxy card provided to you by mail, by completing your proxy over the internet or by telephone, by attending the Annual Meeting and voting in person, or, if you hold Common Shares in “street name,” by completing the voting form provided to you by the broker, bank or other nominee that holds your Common Shares.

A returned signed proxy card without an indication of how Common Shares should be voted will be voted:

•	FOR the election of all directors,
•	FOR the ratification of the appointment of the Company’s independent registered public accounting firm, and
•	FOR the approval of the resolution and amendment to the Company’s By-Laws.

Our corporate By-Laws define a quorum as a majority of the outstanding Common Shares of Natural Resources entitled to vote at the Annual Meeting, represented in person or by proxy.  The Company’s By-Laws do not allow cumulative voting for directors.  If a quorum is present at the Annual Meeting, the ten nominees for election as director receiving the greatest number of FOR votes at the Annual Meeting will be elected to the Board.  At each election for directors, every shareholder entitled to vote at such election has the right to vote the number of Common Shares owned by such shareholder for as many persons as there are directors to be elected.  Additionally, if a quorum is present at the Annual Meeting, the affirmative vote of a majority of the voting shares of Natural Resources entitled to vote at the Annual Meeting, represented in person or by proxy, is required to ratify the appointment of the Company’s independent registered public accounting firm and to approve the resolution and amend the Company’s By-Laws to provide for the taking of action by less than unanimous consent of the Company’s shareholders without a meeting.

Please note that Sentient USA Resources Fund, L.P. (referred to herein as “Sentient”) holds approximately 95% of our outstanding Common Shares.  We believe Sentient will be present at the Annual Meeting; however, we are unsure how Sentient will vote at the Annual Meeting.  As our majority shareholder, if Sentient votes in favor of a proposal, the proposal will be approved and if Sentient votes against a proposal or abstains from voting on the proposal, other than the election of directors, the proposal will not be approved.   If Sentient withholds its vote from a director nominee, that nominee will still be elected if they are one of the ten nominees for director having the greatest number of FOR votes.

QUESTIONS AND ANSWERS ABOUT PROXY MATERIALS AND VOTING

Why am I receiving this Proxy Statement and proxy card?

You are receiving this Proxy Statement and proxy card because you were a shareholder of record of Natural Resources at the close of business on November xx, 2010 (referred to herein as the “Record Date”) and are entitled to vote at the Annual Meeting.  This Proxy Statement describes the issues on which Natural Resources would like you, as a shareholder, to vote.  It provides information on these issues so that you can make an informed decision.  You do not need to attend the Annual Meeting to vote your Common Shares.

When you sign the proxy card, you appoint Bill H. Gunn, Chief Executive Officer of Natural Resources, and Robert C.J. van Mourik, Chief Financial Officer of Natural Resources, as your representatives at the Annual Meeting.  As your representatives, they will vote your Common Shares at the Annual Meeting (or any adjournments or postponements of the Annual Meeting) as you have instructed on your proxy card.  With proxy voting, your Common Shares will be voted whether or not you attend the Annual Meeting.  Even if you plan to attend the Annual Meeting, it is a good idea to complete, sign and return your proxy card in advance of the Annual Meeting, just in case your plans change.

If an issue comes up for vote at the Annual Meeting (or any adjournments or postponements) that is not described in this Proxy Statement, your representatives will vote your Common Shares, under your proxy, at their discretion, subject to any limitations imposed by law.

When is the Record Date?

The Board has fixed November XX, 2010 as the Record Date for the Annual Meeting.  Only holders of Natural Resources’ voting stock as of the close of business on the Record Date will be entitled to vote at the Annual Meeting.

How many Common Shares are outstanding?

As of the Record Date, Natural Resources had 352,413,582 Common Shares issued and outstanding.

What am I voting on?

You are being asked to vote on the following:

1.
The election of the following nominees to Natural Resources’ Board to serve until the Company’s 2011 Annual Meeting of Shareholders or until successors are duly elected and qualified: Bill H. Gunn (Chairman), Robert C.J. van Mourik, Neil E. Summerson, Geoffrey C. Murphy, James V. Riley, J. Jeffrey Geldermann, Robert C. Woolard, Alan De’ath, Paul-Henri Couture and Michel Marier;

2.	The ratification of the appointment of Natural Resources’ independent registered public accounting firm, HJ & Associates, LLC, for the fiscal year ending June 30, 2011;

3.	The approval of a resolution and amendment to the Company’s By-Law to provide for the taking of action by less than unanimous written consent of the Company’s shareholders without a meeting;

and

4.	The conduct any other business that may properly come before the Annual Meeting.

How many votes do I get?

Each Common Share is entitled to one vote.  No cumulative rights are authorized, and dissenters’ rights are not applicable to any of the matters being voted upon.

The Board recommends a vote:

•	FOR the election of all directors,
•	FOR the ratification of the appointment of Natural Resources’ independent registered public accounting firm, and
•	FOR the approval of the resolution and amendment to the Company’s By-Laws.

How do I vote?

You have several voting options. You may vote by:

1.
Signing and printing your name on the lines specified for such purpose at the bottom of the form of proxy; and returning the properly executed and completed form of proxy by mailing it in the enclosed return envelope addressed to Computershare Investor Services Inc.;

2.	Completing your proxy and following the steps outlined on the secured website: www.investorvote.com/AALA;

3.
Completing your proxy over the telephone: call 1-800-652-VOTE (8683) any time on a touch tone telephone.  Calls within the USA, US territories & Canada will not incur a charge but calls from outside the US may not be toll free; to be received by mid-day, Central Time on Friday, December XX, 2010, or no later than 48 hours (excluding Saturdays, Sundays and holidays) before any adjournment or postponement of the Annual Meeting; or

4.	Attending the Annual Meeting and voting in person.

If your Common Shares are held in an account with a brokerage firm, bank, dealer, or other similar institution, then you are the beneficial owner of such Common Shares held in a “street name” and these proxy materials are being forwarded to you by that institution.  The institution holding your account is considered the shareholder of record for purposes of voting at the Annual Meeting.  As a beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote the Common Shares in your account.  You are also invited to attend the Annual Meeting.  However, since you are not the shareholder of record, you may not vote your Common Shares in person at the Annual Meeting unless you request and obtain a valid proxy card from your broker, bank, or other nominee.

Can shareholders vote in person at the Annual Meeting?

Natural Resources will pass out written ballots to anyone who wants to vote at the Annual Meeting.  If you hold your Common Shares through a brokerage account but do not have a physical share certificate, or the Common Shares are registered in someone else’s name, you must request a legal proxy from your stockbroker or the registered owner to vote at the Annual Meeting.

What if I change my mind after I return my proxy?

You may revoke your proxy and change your vote at any time before the polls close at the Annual Meeting.  You may do this by:

1.
Signing another proxy with a later date and mailing it to the attention of: Mr. Bill H. Gunn at Natural Resources USA Corporation, 3200 County Road 31, Rifle, Colorado 81650, so long as it is received prior to 12:00 p.m., Mountain Time on December XX, 2010, or no later than 48 hours (excluding Saturdays, Sundays and holidays) before any adjournment or postponement of the Annual Meeting; or

2.	attending the Annual Meeting and voting in person.

Beneficial shareholders should refer to the instructions received from their stockbroker or registered holder of their Common Shares if they wish to change their vote.

How many votes do you need to hold the Annual Meeting?

To conduct the Annual Meeting, Natural Resources must have a quorum, which means that a majority of the outstanding voting shares of Natural Resources as of the Record Date must be present at the Annual Meeting.  Based on 352,413,582 voting shares outstanding as of the Record Date, 176,206,792 Common Shares must be present at the Annual Meeting, in person or by proxy, for there to be a quorum.  Please note that we expect a quorum to be present since we expect Sentient, which held approximately 95% of our Common Shares as of the Record Date, to be present at the Annual Meeting.  Your Common Shares will be counted as present at the Annual Meeting if you:

1.	Submit a properly executed proxy as discussed above; or

2.	Attend the Annual Meeting and vote in person.

What if I abstain from voting?

Abstentions with respect to a proposal are counted for the purposes of establishing a quorum.  Since Natural Resources’ By-Laws state that certain matters presented at the Annual Meeting must be approved by the majority of the outstanding Common Shares of Natural Resources entitled to vote, a properly executed proxy card marked ABSTAIN with respect to a proposal will have the same effect as voting AGAINST the proposal.

What effect does a broker non-vote have?

Brokers and other intermediaries, holding Common Shares in street name for their customers, are generally required to vote the Common Shares in the manner directed by their customers. If their customers do not give any direction, brokers may vote the Common Shares on routine matters, but not on non-routine matters.

The election of directors is considered a non-routine matter and brokers may not vote shares held in street name for their customers in relation to this item of business.  Approving a resolution and amending Natural Resources’ By-Laws to provide for the taking of action by less than unanimous written consent of the Company’s shareholders is also a non-routine matter and consequently, brokers may not vote shares held in street name for their customers in relation to this proposal.  The ratification of the appointment of the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2011 is considered a routine matter and brokers will be permitted to vote shares held in street name for their customers.

The absence of a vote on a non-routine matter is referred to as a broker non-vote. Any shares represented at the Annual Meeting but not voted (whether by abstention, broker non-vote or otherwise) will have the same effect as a vote AGAINST the approval of the resolution and amendment to the Company’s By-Laws and will have no impact on the election of directors, except to the extent that the failure to vote for an individual results in another individual receiving a larger proportion of votes cast for the election of directors.

How many votes are needed to elect directors?

The ten nominees for election as director receiving the greatest number of FOR votes at the Annual Meeting will be elected to the Board.  At each election for directors, every shareholder entitled to vote at such election has the right to vote, in person or by proxy, the number of shares owned by the shareholder for as many persons as there are directors to be elected.  A properly executed proxy card marked WITHHELD with respect to the election of directors will have no effect on the election of directors.

How many votes are needed to ratify the appointment of the independent registered public accountant?

The ratification of the appointment of the independent registered public accountant will be approved if a majority of the Common Shares entitled to vote at the meeting, present in person or by proxy, votes FOR the proposal.  A properly executed proxy card marked ABSTAIN with respect to this proposal will have the same effect as voting AGAINST this proposal.

How many votes are needed to approve the resolution and amend Natural Resources’ By-Laws to provide for the taking of action by less than unanimous written consent of the Company’s shareholders without a meeting?

The approval of the resolution and amendment to the Company’s By-Laws to provide for the taking of action by less than unanimous written consent of the Company’s shareholders without a meeting will be approved if a majority of the Common Shares entitled to vote at the meeting, present in person or by proxy, votes FOR the proposal.  A properly executed proxy card marked ABSTAIN with respect to this proposal will have the same effect as voting AGAINST this proposal.

Please note that as the Company’s majority shareholder, Sentient, is  an interested party to the proposal to amend the Company’s By-Laws as such amendment would permit Sentient to take action on behalf of the Company without the consent or approval of any other shareholders.  Accordingly, although not required by Natural Resources’ Articles of Incorporation or By-Laws, the Company seeks to obtain a FOR vote for this proposal from the holders of a majority of the Company’s Common Shares not held by Sentient.  If a majority of the Company’s Common Shares not held by Sentient votes AGAINST the proposal, then the proposal will be defeated.

Will my Common Shares be voted if I do not sign and return a proxy?

If your Common Shares are held through a brokerage account, your brokerage firm, under certain circumstances, may vote your shares; otherwise your Common Shares will not be voted at the Annual Meeting.  See “What effect does a broker non-vote have?” above for a discussion on which matters your broker may vote your Common Shares.

If your Common Shares are registered in your name, and you do not complete your proxy card by telephone, over the internet, or by signing and returning your proxy card, your Common Shares will not be voted at the Annual Meeting, unless you attend the Annual Meeting and vote in person.

Where can I find the voting results of the Annual Meeting?

Natural Resources will publish the final results of the Annual Meeting in a Current Report on Form 8-K filed with the Securities and Exchange Commission ("SEC")within four (4) business days of the Annual Meeting.

Who will pay for the costs of soliciting proxies?

Natural Resources does not plan to solicit proxies as it expects sufficient shareholders will be present to satisfy the quorum requirement.  Upon request, we will reimburse brokers, dealers, banks, voting trustees and their nominees who are holders of record of Natural Resources’ Common Shares on the Record Date for the reasonable expenses incurred for mailing copies of the proxy materials to the beneficial owners of such Common Shares.

When are shareholder proposals due for the 2011 annual meeting of Shareholders?

In order to be considered for inclusion in next year’s 2011 proxy statement, shareholder proposals must be submitted in writing to the Secretary, Natural Resources USA Corporation, 3200 County Road 31, Rifle, Colorado 81650, and received no later than July 1, 2011.

What if I share an address with another shareholder and we received only one copy of the proxy materials?

If requirements are met under the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”), we are permitted to deliver one proxy statement to a group of shareholders who share the same address.  If you share an address with another shareholder and have received only one copy of the proxy materials, but desire another copy, please send a written request to our offices at the address set forth under the heading “Where should written requests for additional proxy materials or a copy of the Company’s 2010 Annual Report on Form 10-K be sent?” below or call us at (214) 253 2556 to request another copy of the proxy materials.  Please note that each shareholder should receive a separate proxy card to vote the Common Shares they own at the Annual Meeting.

How can I obtain a copy of the 2010 Annual Report on Form 10-K?

Natural Resources’ Annual Report on Form 10-K for its fiscal year ended June 30, 2010, including the financial statements contained therein, is available on the internet through the SEC’s website at http://www.sec.gov.

At the written request of any shareholder who owns Common Shares on the Record Date, the Company will provide to such shareholder, without charge, a paper copy of our 2010 Annual Report on Form 10-K as filed with the SEC, including the financial statements, but not including exhibits.

Written request for a copy of the Company 2010 Annual Report on Form 10-K should be sent to our offices at the address set forth under the heading  “Where should written requests for additional proxy materials or a copy of the Company’s 2010 Annual Report on Form 10-K be sent?” Below if requested, Natural Resources will provide copies of the exhibits for a reasonable fee.

Where should written requests for additional proxy materials or a copy of the Company’s 2010 Annual Report on Form 10-K be sent?

Please send written requests for additional proxy materials or a copy of the Company’s 2010 Annual Report on Form 10-K to:

Natural Resources USA Corporation
3200 County Road 31
Rifle, Colorado 81650
Attention: Corporate Secretary

What materials accompany or are attached to this Proxy Statement?

The following materials accompany this proxy statement:

•	Form of Proxy Card; and

•	The Company’s Annual Report on Form 10-K for the year ended June 30, 2010.

Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting of Shareholders To Be Held on December xx, 2010.

You may access the following proxy materials at the Company’s website: www.naturalresourcescorp.com

•	Notice of the Annual Meeting of Shareholders;

•	Proxy Statement for the Annual Meeting of Shareholders;

•	The Company’s Annual Report on Form 10-K for the year ended June 30, 2010; and

•	Form of Proxy Card.

Directions to the Annual Meeting, where you may vote in person, can be also found at Company’s website www.naturalresourcescorp.com

PROPOSAL 1
ELECTION OF DIRECTORS

GENERAL QUESTIONS

What is the current composition of the Board?

Natural Resources’ By-Laws require the Board to be composed of between three and twelve directors.  The current Board is composed of ten directors.  If all director nominees are elected at the Annual Meeting, the Board will continue to be composed of ten directors.

Is the Board divided into classes?  How long is the term?

No, the Board is not divided into classes.  All directors serve one-year terms or until their successors are elected and qualified.  If an Annual Meeting is not held, or the directors are not elected at an Annual Meeting, the directors may be elected at any special meeting of the shareholders held for that purpose.

Who is standing for election this year?

The Board has nominated the following ten current Board members for re-election at the 2010 Annual Meeting, to hold office until the 2011 Annual Meeting:

–	Bill H. Gunn (Chairman);
–	Robert C.J. van Mourik;
–	Neil E. Summerson;
–	Geoffrey C. Murphy;
–	James V. Riley;
–	J. Jeffrey Geldermann;
–	Robert C. Woolard;
–	Alan De’ath;
–	Paul-Henri Couture; and
–	Michel Marier.

What if a nominee is unable or unwilling to serve?

Should any one or more of these nominees become unable or unwilling to serve, the Board may designate substitute nominees, in which event the proxy representatives will vote proxies that otherwise would be voted for the named nominees for the election of such substitute nominee or nominees.

How are nominees elected?

The ten nominees for election as directors receiving the greatest number of FOR votes at the Annual Meeting will be elected to the Board.  At each election for directors, every shareholder entitled to vote at such election has the right to vote, in person or by proxy, the number of shares owned by the shareholder for as many persons as there are directors to be elected.  A properly executed proxy card marked WITHHELD with respect to the election of directors will have no effect on the election of directors.

The Board recommends a vote FOR each of the nominees.  All proxies executed and returned without an indication of how Common Shares should be voted will be voted FOR the election of all of the nominees.

INFORMATION ON THE BOARD OF DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth certain information with respect to our current directors and executive officers.  Directors hold office until the next Annual Meeting of Shareholders and a successor is elected and qualified, or until their death, resignation or removal.  The ages of the directors and executive officers are shown as of June 30, 2010.

Name	Current Office	Principal Occupation	Director/Officer/Since	Age
Bill H. Gunn	CEO and Chairman of the Board	Chairman and CEO of Natural Resources	February 1984	68
Robert C.J. van Mourik	Chief Financial Officer, Secretary, Treasurer and Director	CFO of Natural Resources	January 1989	57
Neil E. Summerson(1)	Director	Director of numerous Australian public and private companies	September 1990	63
Geoffrey C. Murphy(1)	Director	Principal, Valor Leadership Partners, LLC.	June 1999	69
James V. Riley(1)	Director	Retired	October 2001	73
Robert C. Wookod(1)	Director	Retired	May 2004	74
J. Jeffrey Geldermann(1)	Director	President of Credentials, Inc.	June 2004	60
Alan De’ath(1)	Director	President of Ivernia, Inc.	June 2010	56
Paul-Henri Couture	Director	President – Sentient Asset Management Canada Ltd	June 2010	55
Michel Marier	Director	Investment Analyst, Sentient Asset Management Canada Ltd	June 2010	36
Bradley Bunnett	President and Chief Operating Officer	President and COO of Natural Resources	June 2010	44
Robert Warneke(2)	Executive Director of Manufacturing of Natural Soda	Executive Director of Manufacturing of Natural Soda	August 2007	54
(1)	Indicates that the director or nominee is “independent” in accordance with Section 803A of the NYSE Amex Equities Company Guide.
(2)	Mr. Warneke is an executive officer of Natural Soda, a wholly-owned subsidiary of Natural Soda Holdings, which is itself a wholly owned subsidiary of the Company.

The following is a description of the business background of the directors and executive officers of Natural Resources.

Bill H. Gunn

Mr. Gunn graduated with a degree in Commerce from the University of Queensland, Australia in 1963, achieving his Accounting Certificate from the University of Queensland in the same year.  Subsequently, he was admitted as a member of the Australian Society of Certified Practising Accountants and has successfully completed and passed the examinations for admittance as a Certified Public Accountant (CPA) in the USA.

Mr. Gunn has been a self-employed investor, CPA, and a director of several Australian Stock Exchange listed public companies, as well as a number of majority owned private corporations.   Since February 1984 he has been Chairman and CEO of Natural Resources. In June 2010 he relinquished the role of President of Natural Resources.

Robert C.J. van Mourik

Mr. van Mourik served as Executive Vice President (until June 2010), Chief Financial Officer, Treasurer and Secretary of Natural Resources since 1989 and was elected a director in September 1990.  In June 2010 he relinquished the role of Executive Vice President.  He graduated in 1974 with a Bachelor of Applied Science (Applied Chemistry) from the Victoria Institute of Colleges, Australia and in 1981 with a Master’s Degree in Business Administration from the University of Newcastle, Australia.  He is a Fellow of the Australian Institute of Company Directors.

Neil E. Summerson

Mr. Summerson is a director of several Australian listed and unlisted public companies and closely held, private companies.  He is a director of Bank of Queensland Ltd, Moore Stephens (Qld) Limited, Pioneer Permanent Building Society Limited, Home Building Society Limited, PQ Lifestyles Limited and Australian Made Campaign Limited; Australian public companies.  He is a Fellow of the Institute of Chartered Accountants and a Fellow of the Australian Institute of Company Directors.

Geoffrey C. Murphy

In 2009 Mr. Murphy became a principal of Valor Leadership Partners, LLC, a consulting firm.  Previously, he was employed as the Senior Vice President of Citrico Holdings, Inc., a company engaged in the manufacture of lemon-based products from September 2001 until September 2004.

James V. Riley

In 1975, Mr. Riley founded Transportation Media, Inc. and served as its President and Chief Executive Officer until the company was sold to Clear Channel Communications in February 1998.  The corporation, now known as Clear Channel Airports, specializes in the operation, marketing and sales of media programs at airports.  Mr. Riley retired as the Chairman of Clear Channel Airports in March 2005.

J. Jeffrey Geldermann

Mr. Geldermann is and has been since 1997, President of Credentials, Inc., a company offering computer based electronic academic qualifications verification services used by colleges and universities.

Robert C. Woolard

Mr. Woolard retired in August 2003 after being in the brokerage and investment banking business for 45 years.  His last 5 years were spent at Stifel, Nicolaus & Company, a member firm of the New York Stock Exchange as a Vice-President/Account Supervisor in the Investment Banking Department.

Alan M. De’ath

Mr De’ath was appointed President of Ivernia, Inc., a TSX listed public company, in 2003 after joining the company in 2000.  He has over 30 years of experience in the mining industry including a 20-year career with Rio Tinto in Europe and two years as CFO with TVX Gold in Toronto.

Paul-Henri Couture

Mr. Couture joined Sentient in 2009 as President of Sentient Asset Management Canada. He has over 30 years of experience as a financial management and investment professional.  From 1983 to 2009, he served in various management positions at the Caisse de dépôt et placement du Québec.  He was in charge of the Natural Resources, Distress and Restructuring, and New Products portfolios in the Private Equity group when he left.  He graduated with a Bachelor’s degree in business administration from HEC Montreal in 1976 and is a Certified Financial Analyst.

Michel Marier

Mr. Marier is an investment analyst with Sentient Asset Management Canada Limited where he has worked since June 2009.  From June 2006 until June 2009 he was an investment analyst with the Caisse de dépôt et placement du Québec.  He has a Bachelor’s degree in finance and international finance and Master’s degree in Finance.  He is a Certified Financial Analyst.

Bradley Bunnett

Mr. Bunnett is President and Chief Operating Officer of Natural Resources and was appointed to those roles in June 2010.  In addition, he is President of Natural Soda Holdings and Natural Soda.  Previously, he was Vice President of Sales & Marketing for Energy Supplements International in Fullerton, California from July 2002 until he joined Natural Soda in April 2004 as Executive Director, Marketing.

Robert (“Bob”) Warneke

Mr. Warneke joined Natural Soda in August 2007.  He has 29 years of manufacturing experience in industrial, chemical and mineral industries.  He was employed by FMC Corporation for 14 years until 1993 progressing in engineering and management.  In 1993 he joined North American Chemical Company and its successor companies as the plant manager of a new sodium bicarbonate plant in Rifle which is now the NSI plant.  He transferred from IMC Chemical Company in 2000 to become plant manager of its soda ash facility in California until his return to Colorado in early 2007.

Family Relationships

There are no family relationships among the Company’s directors of officers.  No arrangement exists between any of the above directors and officers pursuant to which any one of those persons was elected to such office or position.

Involvement in Certain Legal Proceedings:

During the past ten years, no director or executive officer of Natural Resources has:

•
Filed or has had filed against him a petition under the federal bankruptcy laws or any state insolvency law, nor has a receiver, fiscal agent or similar officer been appointed by a court for the business or property of such person, or any partnership in which he was a general partner, or any corporation or business association of which he was an executive officer at or within two years before such filings;

•	Been convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offences);

•
Been the subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities;

•
Been found by a court of competent jurisdiction in a civil action or by the Securities and Exchange Commission, or by the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

CORPORATE GOVERNANCE

Board of Directors Structure

Natural Resources’ current By-Laws require the Board to have at least three and no more than twelve persons.  The current Board comprises ten directors and the proposed Board will comprise ten directors.

Director Independence

As of June 30, 2010, we had six independent directors and four non-independent directors.  Our independent directors are:

–	Neil E. Summerson;
–	Geoffrey C. Murphy;
–	James V. Riley;
–	J. Jeffrey Geldermann;
–	Robert C. Woolard; and
–	Alan De’ath.

Our non-independent directors are:

–	Bill H. Gunn, Chairman & CEO;
–	Robert van Mourik, Chief Financial Officer, Secretary and Treasurer;
–	Paul-Henri Couture, affiliate of Sentient; and
–	Michel Marier, affiliate of Sentient.

An “independent” director is a director whom the Board has determined satisfies the requirements for independence under Section 803A of the NYSE Amex Equities Company Guide.

The Company is not required to have a Board comprised of a majority of independent directors.  Further, as Sentient holds approximately 95% of the Company’s Common Shares, if the Company was listed on the NYSE Amex Equities stock exchange, the Company would be considered a “Controlled Company” under Section 801(a) of the NYSE Amex Equities Company Guide and, consequently, the Company would be exempt from the requirement, under Section 802(a) of the NYSE Amex Equities Company Guide, to have a board comprised of a majority of independent directors.  A similar provision exists if the Company was listed on NASDAQ Capital Market under Rule 5615(c) of the NASDAQ Manuel.

Meetings of the Board and Board Member Attendance at Annual Meeting

During the year ended June 30, 2010 the board of directors met once, again three times by telephone and once confirmed action by a unanimous statement of consent.  Subsequent to our year end, the Board has met twice.  No directors attended less than 75% of the meetings.

Board members are not required to attend the Annual Meeting.

Board Leadership Structure

Bill H. Gunn is both the Chairman of the Board and Chief Executive Officer of the Company and is not an independent director.  The Board has reviewed the Company’s current Board leadership structure in light of the composition of the Board, the Company’s size, the nature of the Company’s business, the regulatory framework under which the Company operates, the Company’s peer group and other relevant factors, and has determined that a combined Chairman of the Board and Chief Executive Officer is currently the most appropriate leadership structure for the Company.

The Board believes that adequate structures and processes are in place to facilitate the functioning of the Board independently of the Company’s management.  All of the members of the Company’s Audit Committee, Nominating Commitee, and Compensation Committee, which meet regularly without management present, are independent directors.  The regularly scheduled Audit Committee and Compensation Committee meetings give the independent directors the opportunity for open and frank discussions on all matters they consider relevant, including an assessment of their own performance. Accordingly, the Board believes that there is adequate leadership of the independent directors and that it is currently unnecessary to appoint a lead independent director.

Director Qualification and Background

The Company’s Nominating Committee recommends nominees for election as directors.  The Company does not have a formal policy with respect to evaluation of nominees, however, it has been the Company’s practice to seek to compose a Board which brings a full complement of skills and attributes and experience to the Company and in this respect the Company looks for a diverse range of attributes and qualifications among its Board candidates. These include: financial acumen, previous public company governance experience, experience in the natural soda mining industry or related mining industries, sound business experience, government relations experience, investor relations experience, and sales and marketing experience. Each candidate is not expected to have each of these elements but rather the Board seeks to nominate a group which, in the aggregate, is comprised of individuals who contribute the full range of such experience and qualifications, which the current nominees for director provide.  Additionally, each nominee is expected to display a commitment to good governance and the protection of shareholders interests, demonstrated leadership skills, and effective communication skills. Nominees who have previously served as directors are also evaluated on the basis of their attendance record and their dedication to fulfilment of their responsibilities as directors of the Company.

The Board also evaluates each nominee in respect to whether their personal and professional schedules allow them to dedicate sufficient time to governance of the Company.  The Board has concluded that each nominee has been consistent and conscientious in devoting time and energy to the affairs of the Company.

The Board does not currently have a formal policy with regard to the consideration of diversity in identifying director nominees. The Board oversees the evaluation of the Board composition and members. Annually the Board reviews and makes recommendations regarding the size, composition, operation, practice and tenure policies of the Board, with a view to making effective decision making.  The Board believes it is in the best interests of the Company, when selecting candidates to serve on the Board, to consider the diversity of the Board and review candidates who possess a range of skills, experience, personality, education, personal background and other qualities for nomination. The Board assesses the effectiveness of this approach as part of its annual review of its charter.

Board Committees

Our Board of Directors has established three board committees: an Audit Committee, a Compensation Committee and a Nominating Committee.

The information below sets out the current members of each of Natural Resources’ Board committees and summarizes the functions of each of the committees in accordance with their mandates.

Nominating Committee

The Company has a separately designated Nominating Committee that is responsible for recommending nominees for election as directors in accordance with the Nominating Committee Charter.

 As Sentient holds approximately 95% of the Company’s Common Shares, if the Company was listed on the NYSE Amex Equities stock exchange, the Company would be considered a “Controlled Company” under Section 801(a) of the NYSE Amex Equities Company Guide and, consequently, the Company would be exempt from the requirement, under Section 804 of the NYSE Amex Equities Company Guide, to have board nominees selected by a Nominating Committee comprised solely of independent directors, or in the absence of a Nominating Committee, to have board nominees selected by a majority of the independent directors on the Board.  A similar provision exists if the company was listed in NASDAQ Capital Market under Rule 5615(c) of the NASDAQ Manuel.  Notwithstanding the foregoing, the Board believes it is in the best interest of the Company and its shareholders to have board nominees recommended by a Nominating Committee comprised solely of independent directors.

Audit Committee and Audit Committee Financial Experts

We have a standing Audit Committee and Audit Committee charter that comply with Rule 10A-3 of the Exchange Act and Section 803B of the NYSE Amex Equities Company Guide. Our Audit Committee was established in accordance with section 3(a)(58)(A) of the Exchange Act.  Our Audit Committee is comprised of three directors all of whom, in the opinion of the Board, are independent (in accordance with Rule 10A-3 of the Exchange Act and Section 803A of the NYSE Amex Equities Company Guide): Neil E. Summerson (Chairman), Geoffrey C. Murphy and James V. Riley.  The Board has determined that Neil E. Summerson and Geoffrey C. Murphy are both qualified to be and are “financial experts” as defined under Item 407(d)(5)(ii) and (iii) of Regulation S-K.

The purpose of the Audit Committee is to provide assistance to the directors in fulfilling their responsibility to the shareholders, potential shareholders and the investment community relating to corporate accounting, reporting practices and the quality and integrity of the Company’s financial reports.  The Audit Committee engages the services of the auditors.

During the fiscal year ended June 30, 2010, the Audit Committee met formally four times and has met twice since the end of our fiscal year.

Audit Committee Report

The Company’s Audit Committee oversees Natural Resources’ financial reporting process on behalf of the Board.  The Audit Committee has three members, each of whom is “independent” as determined under Rule 10A-3 of the Exchange Act and Section 803A of the NYSE Amex Equities Company Guide.  The Committee operates under a written charter adopted by the Board.

The Audit Committee assists the Board by overseeing the (1) integrity of Natural Resources’ financial reporting and internal control, (2) independence and performance of Natural Resources’ independent auditors, (3) and provides an avenue of communication between management, the independent auditors and the Board.

In the course of providing its oversight responsibilities regarding the 2010 financial statements, the Audit Committee reviewed the 2010 audited financial statements, which appear in the Company’s 2010 Annual Report on Form 10-K, as filed with the SEC on September 28, 2010, with management and Natural Resources’ independent auditors.  The Audit Committee reviewed accounting principles, practices, and judgments as well as the adequacy and clarity of the notes to the financial statements.

The Audit Committee reviewed the independence and performance of the independent auditors who are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States, and such other matters as required to be communicated by the independent auditors in accordance with Statement of Auditing Standards 61, as superseded by Statement of Auditing Standard 114 – the Auditor’s Communication With Those Charged With Governance, as modified or supplemented.

The Audit Committee meets with the independent auditors to discuss their audit plans, scope and timing, with or without management present. The Audit Committee has received the written disclosures and the letter from the independent auditors required by applicable requirements of the Public Company Accounting Oversight Board for independent auditor communications with Audit Committees concerning independence, as may be modified or supplemented.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board, and the Board  approved, the inclusion of the  audited financial statements in the Company’s Annual Report on Form 10-K for the year ended June 30, 2010 filed with the SEC on September 28, 2010.  The Audit Committee and the Board also recommended the selection of HJ & Associates, LLC, as independent auditors for the Company for the fiscal year ending June 30, 2011.

Submitted by the Audit Committee Members

–	Neil E. Summerson
–	Geoffrey C. Murphy
–	James V. Riley

Compensation Committee

The Company’s Compensation Committee comprising of non-executive directors of the Board determines the compensation payable to the Company’s executive officers, including Mr. Gunn, Mr. Bunnett, Mr. van Mourik and Mr. Warneke.  The Compensation Committee is currently comprised of 3 directors all of whom, in the opinion of the Board, are independent in accordance with Rule 10A-3 of the Exchange Act and Section 803A of the NYSE Amex Equities Company Guide: Geoffrey C. Murphy, Alan De’ath and J. Jeffrey Geldermann.  Pursuant to our Compensation Committee charter, the Compensation Committee shall consist of no fewer than three directors as determined by the Board.  Each member of the Compensation Committee shall be independent of management, free from any relationship that, in the opinion of the Board, would interfere with the exercise of such committee member’s independent judgment as a director on the Compensation Committee, and meet the requirements of Section 803A of the NYSE Amex Equities Company Guide.

None of Mr. Murphy, Mr. De’ath or Mr. Geldermann has been an officer nor an employee of the Company or any of the Company’s subsidiaries during the fiscal year ended June 30, 2010, or subsequently, and none of Mr. Murphy, Mr. De’ath or Mr. Geldermann has any other direct or indirect relationship with the Company requiring disclosure by us pursuant to Item 401 of Regulation S-K.  Furthermore, no executive officer of the Company served as a member of the Compensation Committee (or similar committee) of another entity that dealt with compensation paid to any member of our Compensation Committee, or with which any other interlocking relationship exists.

The purpose and duties of the Compensation Committee shall include, but not be limited to, the following:

•	To review and report to the Board on the Company’s programs for attracting, retaining and promoting executives and for developing future senior management;

•
To review and make recommendations to the Board regarding compensation for the chief executive officer, other executive level officers and directors (the chief executive officer may not be present during deliberations or voting regarding his compensation);

•	To establish the process for the Board to evaluate the performance of the chief executive officer and other corporate officers;

•	To review appropriate performance targets, participation and level of awards for incentive award plans;

•	To review, approve and report to the Board concerning administration of compensation plans and compensation for executives at specified salary grade levels and monitor the Company’s benefit plans;

•	To review, determine and recommend to the Board appropriate compensation for directors;

•	To produce, review and approve reports of the Compensation Committee required by the rules of the Securities and Exchange Commission;

•	To review and assess the adequacy of and update, if necessary, the Compensation Committee charter annually;

•	To request and review such reports from management as it may require in carrying out its assigned responsibilities and advise the Board as to the Compensation Committee’s oversight functions; and

•	To undertake from time to time such additional activities within the scope of the Compensation Committee’s primary functions as it may deem appropriate, as required by law or the Board.

The Compensation Committee met once during fiscal year ended June 30, 2010 and has met once since.  The Compensation Committee has the authority to review and make recommendations to the Board with respect to the compensation of our executive officers.

As Sentient holds approximately 95% of the Company’s Common Shares, if the Company was listed on the NYSE Amex Equities stock exchange, the Company would be considered a “Controlled Company” under Section 801(a) of the NYSE Amex Equities Company Guide and, consequently, the Company would be exempt from the requirement, under Section 805 of the NYSE Amex Equities Company Guide, to have executive compensation determined by a Compensation Committee comprised solely of independent directors, or in the absence of a Compensation Committee, to have executive compensation determined by a majority of the independent directors on the Board.  A similar provision exists if the Company was listed on NASDAQ Capital Market under Rule 5615(c) of the NASDAQ Manual.  Notwithstanding the foregoing, the Company has a Compensation Committee as the Board believes it is in the best interest of the Company and its shareholders to have executive compensation determined by a Compensation Committee comprised solely of independent directors.

Appointment of directors

Prior to each annual meeting of our shareholders the current Board proposes nominees for election as directors.  We do not have any procedure by which shareholders can nominate candidates other than through an approach to the Board.

At the meeting of the Board on June 21, 2010 following the annual meeting of shareholders at which each of the existing directors was re-elected to the Board, the directors voted to expand the Board to ten directors and elected Mr. Alan De’ath, Mr. Paul-Henri Couture and Mr. Michel Marier as directors.

OTHER GOVERNANCE MATTERS

Compensation Interlocks and Insider Participation

There were no compensation committee or board interlocks among the members of our Board during the fiscal year ended June 30, 2010.

Code of Ethics

The Company has adopted a code of ethics that applies to our principal executive, financial and accounting officers.  The Code of Ethics is posted on the Company's website at www.naturalresourcescorp.com.

Section 16(a) Beneficial Ownership Reporting Compliance.

Section 16(a) of the Exchange Act requires Natural Resources’ directors and officers and persons who own more than 10% of the Company’s equity securities to file reports of ownership and changes in ownership with the SEC.  Directors, officers, and greater-than-10% shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports filed.

Based solely on its review of the copies of the reports it received from persons required to file, the Company believes that during the period from July 1, 2009 through June 30, 2010, all filing requirements applicable to officers, directors, and greater-than-10% shareholders have been met in accordance with the requirements of Section 16(a), other than the following reports:

Name	Number of Late Reports	Transactions Not Timely Reported	Known Failures to File a Required Form
Alan De’ath	Three	Two	None
Paul-Henri Couture	One	None	None
Michel Marier	One	None	None
Bradley Bunnett	One	Two	None
Robert Warneke	One	None	None

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth information regarding compensation paid to our executive officers during the two fiscal years ended June 30, 2010.  Mr. Gunn, and Mr. van Mourik were the only executive officers receiving or accruing compensation exceeding $100,000 during our fiscal year ended June 30, 2010, as shown below.  None of our executive officers are subject to employment agreements.  The compensation of our executive officers is determined by the Compensation Committee of the Board.  During the two fiscal years ended June 30, 2010, Mr. Gunn also received a salary of $100,000 per year from Natural Soda that was paid directly by Natural Soda.  As a consequence of the exchange reorganization completed on June 30, 2010 whereby Natural Soda is now a wholly owned subsidiary of Natural Resources, Mr. Gunn will be paid one combined salary.

Name and Principal Position	Year	Salary (1) $	Bonus $	Stock Awards $	Option Awards $	Non-equity incentive plan compensation $	Non-qualified deferred compensation earnings $	All other compensation $	Total $
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Bill H. Gunn President &	2010	114,000	-0-	-0-	-0-	-0-	-0-	-0-	114,000
Chief Executive Officer	2009	114,000	-0-	-0-	-0-	-0-	-0-	-0-	114,000

Robert van Mourik	2010	164,000	-0-	-0-	-0-	-0-	-0-	-0-	164,000
Chief Financial Officer	2009	164,000	-0-	-0-	-0-	-0-	-0-	-0-	164,000

(1)
At June 30, 2010 accrued unpaid compensation, interest, expenses and advances to the Company of $Nil and $11,867 were due to Bill H. Gunn and Robert van Mourik respectively (at June 30, 2009: $48,769 and $1,132, respectively).  These amounts also include $14,000 director’s fees due annually.  In addition, prior to the exchange reorganization, Bill H. Gunn was paid a separate salary of $100,000 by NSI.

Natural Resources does not have a group medical insurance plan for its executive officers although Mr. Gunn participates in a comprehensive group medical insurance plan that Natural Soda provides for its employees.  While the Company has no retirement plans, Natural Soda contributes matching contributions to a 401(k) plan for Mr. Gunn, Mr. Bunnett and Mr. Warneke.

We have no plans for the payment or accrual for payment of any amounts to any executive officer in connection with his resignation, retirement, or other termination, or change of control or change in the executive officer's responsibilities.  We have no long term incentive compensation plans, defined benefit plans, or actuarial plans.  There are no plans to pay bonuses or deferred compensation to employees of Natural Resources.

2010 Stock Option Plan

In June 2010, the Board adopted a stock option plan for its officers, employees, and consultants.  The Board (through its compensation committee) can issue options under this plan to acquire up to 25,000,000 shares to officers, employees and consultants.  The plan is intended to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to our success by offering them an opportunity to participate in our future performance through awards of stock options.  In each case, the Board (through its compensation committee) will determine the price at which options may be issued, the term of the options, and the number of options to be issued.  In no case may the exercise price be less than the market value of the underlying shares at the time of grant. Our shareholders approved this plan at the annual meeting of shareholders held in June 2010.  No officer exercised stock options during the fiscal year ended June 30, 2010.  There are no outstanding stock options at June 30, 2010 held by any officer or employee.

DIRECTOR COMPENSATION

Our directors are authorized to receive $14,000 cash compensation per year for their services as directors.  In addition, the Chairman of the Audit Committee receives $6,000 per year and other Audit Committee members $4,000 per year; and the Chairman of the Compensation Committee receives an additional $2,000 per year.  These arrangements were approved September 10, 2002 as of July 1, 2002.  We also reimburse directors for expenses incurred on behalf of the Company.  The option awards data represent the dollar amount recognized for financial statement reporting purposes for the fair value of stock options granted to each of the named directors in accordance with ASC 718.

Name (a)	Year	Fees earned or paid in cash $ (b)	Stock Awards $ (c)	Option Awards $ (d)	Non-equity incentive plan compensation $ (e)	Non-qualified deferred compensation earnings $ (f)	All other compensation $ (g)	Total $ (h)
Neil E. Summerson	2010	20,000	-0-	18,013	-0-	-0-	-0-	38,013
Geoffrey C. Murphy	2010	20,000	-0-	18,013	-0-	-0-	-0-	38,013
James V. Riley	2010	18,000	-0-	18,013	-0-	-0-	-0-	36,013
Robert C. Woolard	2010	14,000	-0-	18,013	-0-	-0-	-0-	32,013
J. Jeffrey Geldermann	2010	14,000	-0-	18,013	-0-	-0-	-0-	32,013
Alan M. De’ath	2010	-	-0-	4,143	-0-	-0-	-0-	4,143

2010 Directors’ Incentive Plan

In June 2010, the Board of Directors adopted a plan by which each director (who is not an employee or officer) is granted:

•	an option to purchase 75,000 shares at a current market price upon joining the Board of Directors; and
•	an option to purchase 37,500 shares on July 1 of each year he remains a director.

The options have a three-year term and are exercisable six months after the date of grant.  The plan replaces an earlier plan which had similar grant provisions.

The following table summarizes information with respect to each non-executive director’s outstanding stock options at June 30, 2010.

	Option Awards
Name (a)	Number of securities underlying unexercised options # Exercisable (b)	Number of securities underlying unexercised options # Unexercisable (c)	Option exercise price $ (e)	Option expiration date (f)
Neil E. Summerson	37,500	-	0.88	6/30/11
	37,500	-	0.29	6/30/12
Geoffrey C. Murphy	37,500	-	0.88	6/30/11
	37,500	-	0.29	6/30/12
James V. Riley	37,500	-	0.88	6/30/11
	37,500	-	0.29	6/30/12
Robert C. Woolard	37,500	-	0.88	6/30/11
	37,500	-	0.29	6/30/12
J. Jeffrey Geldermann	37,500	-	0.88	6/30/11
	37,500	-	0.29	6/30/12
Alan De’ath	75,000	-	0.37	6/23/13

On July 1, 2008, we granted options to acquire 37,500 shares of Common Stock at $0.88 per share exercisable until June 30, 2011 to each of the following non-executive directors:

•	Geoffrey C. Murphy;
•	Neil E. Summerson;
•	James V Riley;
•	Robert C. Woolard; and
•	J. Jeffrey Geldermann.

On July 1, 2009, we granted options to acquire 37,500 shares of Common Stock at $0.29 per share exercisable until June 30, 2012 to each of the following non-executive directors:

•	Geoffrey C. Murphy;
•	Neil E. Summerson;
•	James V Riley;
•	Robert C. Woolard; and
•	J. Jeffrey Geldermann.

On June 21, 2010, we granted options to acquire 75,000 shares at $0.37 per share exercisable until June 21, 2013 to Alan De’ath on his appointment to the board.  These options vest on December 21, 2010.

On July 1, 2010, we granted options to acquire 37,500 shares of Common Stock at $0.37 per share exercisable until June 30, 2013 to each of the following non-executive directors:

•	Geoffrey C. Murphy;
•	Neil E. Summerson;
•	James V Riley;
•	Robert C. Woolard;
•	J. Jeffrey Geldermann; and
•	Alan De’ath.

These options vest on January 3, 2011.

OTHER ARRANGEMENTS

Except as described herein, no officer or director of Natural Resources has been or is being paid any cash compensation, or is otherwise subject to any deferred compensation plan, bonus plan or any other arrangement and understanding whereby such person would obtain any cash compensation for his services for and on behalf of Natural Resources except that for the financial years ended June 30, 2010 and 2009 an allowance for interest on unpaid outstanding compensation, directors fees and expenses reimbursement was accrued as follows:

	Fiscal year ended June 30,
Director	2010	2009

Robert van Mourik	$11,867	$32,806
Bill H. Gunn		13,878
Geoffrey C. Murphy	-	7,717
Neil E. Summerson	-	3,727
James V. Riley	-	3,337
Robert C. Woolard	-	3,011
J. Jeffrey Geldermann	-	2,902
Total:	$11,867	$67,378

Employment Contracts and Termination of Employment and Change-in-Control Arrangements.

Natural Resources has no compensation plan or arrangement with respect to any executive officer which plan or arrangement results or will result from the resignation, retirement or any other termination of such individual's employment with the Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
AND RELATED STOCKHOLDER MATTERS

At October ●, 2010, we had one class of outstanding voting securities, our Common Shares, with 352,413,582 shares on issue.  The following table sets forth information as of October ●, 2010 on the ownership of Common Shares for all directors, individually, all executive officers, all executive officers and directors as a group, and all beneficial owners of more than five percent of our Common Shares.  The following shareholders have sole voting and investment power with respect to the Common Shares unless indicated otherwise.

Name & Address of Beneficial Owner	Amount & Nature of Beneficial Ownership		Percent of Common Shares*

James V. Riley	2,083,733	(1)	0.6%
414 N. Orleans, Suite 405, Chicago IL
J. Jeffrey Geldermann	1,210,500	(2)	0.3%
535 Kenilworth Ave, Kenilworth IL
Bill H. Gunn	1,064,445	(3)	0.3%
Aspen, Colorado
Robert C. Woolard	1,088,119	(4)	0.3%
219 Eagle Pointe Drive, Branson, MO
Geoffrey C. Murphy	776,993	(5)	0.2%
640 Winnetka Mews#140
Robert van Mourik	545,385	(6)	0.2%
St Lucia, Queensland, Australia
Neil E. Summerson	516,417	(7)	0.2%
Yeronga, Queensland, Australia
Alan De’Ath	112,500	(8)	0.0%
Toronto, Ontario, Canada
Bradley F. Bunnett	16,200		0.0%
8117 Preston Rd, Suite 495, Dallas, TX
Paul-Henri Couture	0		0.0%
Montreal, Quebec, Canada
Michel Marier	0		0.0%
Montreal, Quebec, Canada
Officers & Directors as a Group (11 persons)	7,414,292	(9)	2.1%
Sentient USA Resources Fund, LP	346,988,673	(10)	96.8%

*
Percent of Common Shares is calculated individually (or as a group) assuming an individual (or all members of a group) exercises its options or any other rights it might have to take up additional Common Shares.  The calculations assume that other holders of equity interests do not exercise their rights unless they are part of the same group.  The calculation is based on a total of 352,413,582 Common Shares plus the number of applicable options or rights in each case.

(1)
Includes 1,971,233 shares of Common Stock held by the James V. Riley Revocable Trust, options held to acquire 37,500 Common Shares at $0.88 until June 30, 2011, options to acquire 37,500 Common Shares at $0.29 until June 30, 2012 and options to acquire 37,500 Common Shares at $0.37 until June 30, 2013.

(2)
Includes options to acquire 37,500 Common Shares at $0.88 until June 30, 2011, options to acquire 37,500 Common Shares at $0.29 until June 30, 2012 and options to acquire 37,500 Common Shares at $0.37 until June 30, 2013.

(3)	Includes 131,960 Common Shares owned by Gunn Development Pty. Ltd. (of which Mr. Gunn is a controlling shareholder).
(4)
Includes 21,932 Common Shares held in Mr. Woolard's IRA account, options to acquire 37,500 Common Shares at $0.88 until June 30, 2011, options to acquire 37,500 Common Shares at $0.29 until June 30, 2012 and options to acquire 37,500 Common Shares at $0.37 until June 30, 2013. Also includes the following Common Shares in which Mr. Woolard disclaims any beneficial interest:  21,937 Common Shares held in an IRA account for Karen O Woolard and 931,619 Common Shares held by the Karen O Woolard Trust.

(5)
Includes options to acquire 37,500 Common Shares at $0.88 until June 30, 2011, options to acquire 37,500 Common Shares at $0.29 until June 30, 2012 and options to acquire 37,500 Common Shares at $0.37 until June 30, 2013.

(6)
Includes 240,760 Common Shares owned by Ahciejay Pty. Ltd. as trustee for The R.C.J. Trust, and 304,125 Common Shares held in trust for the R.C.J. Superannuation Fund, as to both of which Mr. van Mourik and his family are beneficiaries.

(7)
Includes 400,167 Common Shares held by held by Glendower Investments Pty Ltd as trustee for a trust of which Mr. Summerson and his family are beneficiaries; 3,750 Common Shares held by held by Glendower Properties Pty Ltd as trustee for a trust of which Mr. Summerson and his family are beneficiaries; and options held directly to acquire 37,500 Common Shares at $0.88 until June 30, 2011, options to acquire 37,500 Common Shares at $0.29 until June 30, 2012 and options to acquire 37,500 Common Shares at $0.37 until June 30, 2013.

(8)	Includes options to acquire 75,000 shares at $0.37 per share until June 21, 2013 and options to acquire 37,500 shares at $0.37 per share until June 30, 2013.
(9)	Includes beneficial ownership of Messrs. Riley, Geldermann, Gunn, Woolard, Murphy, van Mourik, Summerson, De’ath and Bunnett as described in notes 1, 2, 3, 4, 5, 6, 7 and 8 above.
(10)	Includes the right to purchase 5,500,000 Common Shares for $0.36 each until October 31, 2011 subject to certain conditions.

To the best of our knowledge, there are no arrangements, understandings or agreements relative to the disposition of any of our securities, the operation of which would at a subsequent date result in a change in control of Natural Resources.

Change in Control

We are not aware of any arrangement that might result in a change in control in the future.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Transactions with Management and Others

The following sets out information regarding transactions between officers, directors and significant shareholders of Natural Resources during the most recent fiscal year and subsequently.

During the year ended June 30, 2010, Sentient contributed $4,510,000 of capital to the Company to fund the expansion of Natural Soda’s nahcolite resources, to explore further utilization of Natural Soda’s water rights and potential oil shale and to reimburse Sentient for payment of certain expenses, to pay Sentient for providing consulting services to Natural Soda Holdings and for additional working capital.

Natural Soda Holdings paid Sentient $790,846 for reimbursement of certain expenses and for providing management consultancy services related to Natural Soda Holdings’ business development activities in December 2009.

On June 30, 2010, Natural Soda Holdings paid $350,010 to Sentient to reimburse expenses paid in relation to oil shale research and investigations.  Natural Soda Holdings also made provision to pay $30,000 to Tovolea Pty Ltd for management services and to pay Sentient $39,000 for reimbursement of other expenses.  In addition, Natural Soda Holdings made provision of $19,500 to pay Stephen Dunn, a Sentient associate, for consulting services.

Following the completion of the restructuring agreement on December 31, 2008, Gunn Development Pty Ltd, a company in which Bill H. Gunn, Chief Executive Officer of the Company is a long-time 66% shareholder, provided independent consulting, aerial and other commercial services to The Sentient Group (“SGL”).  Gunn Development Pty Ltd received $200,000 in fiscal year 2009 and $200,000 in fiscal year 2010 from SGL.  Similarly, Robert van Mourik, Chief Financial Officer of the Company, has also provided independent consulting services to SGL in Australia.  He received approximately $28,000 in fiscal year 2009 and $28,000 in fiscal year 2010.  To the Company’s knowledge, the services provided to SGL were unrelated to the Company, Natural Soda Holdings or Natural Soda and represented the market value for such services.  To the Company’s knowledge, neither Gunn Development Pty Ltd nor Robert van Mourik has any on-going obligation to provide services to SGL.

License Agreement

On June 30, 2010, Natural Soda Holdings and Natural Soda entered into a License Agreement with Peter Cassidy, an officer and director of SGL (the “License Agreement”), pursuant to which Mr. Cassidy licensed patented technology relating to oil shale processing (the “Licensed Technology”) to Natural Soda Holdings and Natural Soda for the lump sum of $100, solely for research and development purposes.  The License Agreement specifically prohibits the use of the Licensed Technology by Natural Soda Holdings or Natural Soda for any income generating activities or any activities intended to produce commercial quantities of oil shale products (the “Prohibited Activities”).  If at any time Natural Soda Holdings or Natural Soda desire to engage in the Prohibited Activities, Mr. Cassidy agreed to negotiate in good faith in respect of a royalty and license agreement of the Licensed Technology to enable Natural Soda Holdings and Natural Soda to engage in the Prohibited Activities.  If Mr. Cassidy determines to license the Licensed Technology to an independent third party, Mr. Cassidy agreed to provide Natural Soda Holdings and Natural Soda with a right of first offer to license the Licensed Technology.  During the year ended June 30, 2010 Natural Soda Holdings paid $350,010 to SGL to reimburse it for expenses paid in association with developing this oil shale technology.

During the term of the License Agreement, Natural Soda Holdings and Natural Soda have agreed to pay for a research program related to the Licensed Technology.

Reimbursement Agreement

On June 30, 2010, Natural Soda Holdings entered into a Cost Reimbursement Agreement (the “Reimbursement Agreement”) with SGL.  Pursuant to the Reimbursement Agreement, Natural Soda Holdings agreed to reimburse SGL for services provided by SGL to Natural Soda Holdings and Natural Soda and for the cost of goods and services provided by third parties to or for the benefit of Natural Soda Holdings and Natural Soda but billed to SGL.

Consulting Agreement

On November 21, 2009, Natural Soda Holdings entered into a Consulting Agreement (the “Consulting Agreement”) with Toveloa Pty Limited, an Australian company controlled by Alan You Lee, an affiliate of SGL and Sentient, pursuant to which Mr. Lee agreed to provide certain consulting services to Natural Soda Holdings for $110,000 per year.

At a meeting of its board of directors on June 28, 2010, the board of directors and shareholders of Natural Soda Holdings ratified and approved the License Agreement, the Reimbursement Agreement and the Consulting Agreement.

Rights to the name “AmerAlia”

On July 29, 2010 the Board agreed that upon completion of the registration of the name, Natural Resources USA Corporation, with the Secretary of State of the State of Utah, the Company will assign all rights of the Company to the name “AmerAlia, Inc.” and to the domain name “www.ameralia.com” to Robert van Mourik and Bill Gunn for nominal consideration.  The change of name was approved by the shareholders on September 14, 2010 and amended Articles of Incorporation changing the name were filed in the State of Utah.

Corporate Loans – Loans to Natural Resources

Over several years, officers and directors advanced loans to Natural Resources as detailed in the Notes to the Financial Statements. These comprised advances to us, as well as accrued but unpaid compensation, directors’ fees and interest. The following summarises our remaining liabilities to related parties as at June 30, 2010:

Director	June 30, 2010

Robert van Mourik	$11,867

Customer Relationship

Bunnett & Company is Natural Soda’s largest customer representing 23% of NSI’s sales by revenue in FY2010.  The principal of Bunnett & Company is Mr. Bill Bunnett, Brad Bunnett’s father.

No Other Relationships

No nominee or director of Natural Resources is, or has been, a partner or executive officer of any investment banking firm that has performed services for the Company during the last fiscal year or that the Company proposes to have perform services during the current year.

List All Parents of the Company

Under Rule 405 of Regulation C, the term “parent” when used with respect to Natural Resources means an affiliate controlling the Company directly or indirectly through approximately one or more intermediaries.  One entity that has the ability to control the Company (other than its Board and shareholders generally) is Sentient through its beneficial ownership of 95% of our Common Shares.

Transactions with Promoters

Not applicable.

EQUITY COMPENSATION PLANS

The following is provided with respect to compensation plans (including individual compensation arrangements) under which equity securities are authorized for issuance as of the fiscal year ending June 30, 2010.

Equity Compensation Plan Information

Plan Category and Description	Number of Securities to be issued upon exercise of outstanding options, warrants, and rights	Weighted-average exercise price of outstanding options, warrants, and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	450,000	$0.55	35,000,000
Equity compensation plans not approved by security holders	-0-	-0-	-0-
Total	450,000	$0.55	35,000,000

PROPOSAL 2
RATIFICATION OF THE APPOINTMENT OF THE
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

What am I voting on?

The Audit Committee has selected HJ & Associates, LLC, to be Natural Resources’ independent registered public accounting firm for the current fiscal year ending June 30, 2011.

This proposal seeks shareholder ratification of the appointment of HJ & Associates, LLC.

How many votes are needed to ratify the appointment of the independent registered public accountant?

The ratification of the appointment of the independent registered public accountant will be approved if a majority of the Common Shares entitled to vote at the Annual Meeting, present in person or by proxy, votes FOR the proposal.  A properly executed proxy card marked ABSTAIN with respect to this proposal will have the same effect as voting AGAINST this proposal.   We believe Sentient will be present at the Annual Meeting.  If Sentient votes NO on or abstains from this proposal, the proposal will not be approved.

Will a representative of HJ & Associates, LLC be present at the Annual Meeting?

The Company does not expect that a representative of HJ & Associates, LLC will be present at the Annual Meeting.

INFORMATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

HJ & Associates, LLC was the independent registered public accounting firm for Natural Resources during the fiscal year ended June 30, 2010.

Our financial statements have been audited by HJ & Associates, LLC, independent registered public accounting firm, for the years ended June 30, 2010, 2009, 2008, 2007 and 2006.

For the fiscal years ended June 30, 2010 and 2009, HJ & Associates has billed the Company the following amounts for services provided.

	Year ended June 30,
	2010	2009

Audit fees	$121,600	$131,800
Audit related fees	-	-
Tax fees	9,400	21,150
All other fees	-	-
	$131,000	$152,950

Audit Fees

Consists of fees billed for professional services rendered for the audit of our financial statements, review of interim consolidated financial statements included in quarterly reports and services that are normally provided by the principal accountants in connection with statutory and regulatory filings or engagements.

Audit Related Fees

Consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees”.

Tax Fees

Consists of fees billed for professional services for tax compliance, tax advice and tax planning.  These services include preparation of federal and state income tax returns.

All Other Fees

Consists of fees for product and services other than the services reported above.

Policy on Pre-Approval by Audit Committee of Services Performed by Independent Auditors

The Board has adopted an Audit Committee Charter which is reviewed annually and amended if considered necessary.  It was last amended September 9, 2002.  The Audit Committee’s responsibilities include responsibility to:

•
Pre-approve all audit services that the auditor may provide to Natural Resources or any subsidiary (including, without limitation, providing comfort letters in connection with securities underwritings or statutory audits) as required by §10A(i)(1)(A) of the Exchange Act (as amended by the Sarbanes-Oxley Act of 2002); and

•
Pre-approve all non-audit services (other than certain de minimis services described in §10A(i)(1)(B) of the Exchange Act (as amended by the Sarbanes-Oxley Act of 2002)) that the auditors propose to provide to Natural Resources or any of its subsidiaries.

The independent auditors are engaged by the Audit Committee subject to the auditors providing an estimate of their fees for their services.  The Audit Committee subjects all audit related services to this pre-approval policy.

The Board recommends a vote FOR the ratification of the appointment of the independent registered public accounting firm.  All proxies executed and returned without an indication of how shares should be voted will be voted FOR the ratification of the appointment of the independent registered public accounting firm.

PROPOSAL 3
APPROVAL OF A RESOLUTION AND AMENDMENT TO THE COMPANY’S BY-LAWS TO PROVIDE FOR THE TAKING OF ACTION BY LESS THAN UNANIMOUS WRITTEN CONSENT OF THE COMPANY’S SHAREHOLDERS WITHOUT A MEETING

What am I voting on?

The Board has determined that it is in the best interest of the Company and its shareholders to approve a resolution and amend the Company By-Laws to provide for the taking of action by less than unanimous consent of the Company’s shareholders without a meeting.  Article II, Section 9 of Natural Resources’ By-Laws currently provides that any action required to be taken at a meeting of shareholders may be taken without a meeting if a consent setting forth the action to be taken is signed by all shareholders entitled to vote on the taking of such action.

Section 16-10a-704 of the Utah Revised Business Corporation Act authorizes shareholders to take action by less than unanimous written consent without a meeting, in most circumstances, if a consent setting forth the action to be taken is signed by shareholders holding shares having not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting at which all shares entitled to vote thereon were present and voted.  However, Section 16-10-1704(4) of the Utah Revised Business Corporation Act states that, for corporations in existence prior to July 1, 1992, in order to take action by less than unanimous written consent of such corporation's shareholders without a meeting, a resolution authorizing action by less than unanimous written consent must be approved by shareholders by unanimous written consent or at a meeting.

As Natural Resources was incorporated prior to July 1, 1992, Natural Resources is seeking shareholder approval in accordance with Section 16-10-1704(4) of the Utah Revised Business Corporation Act for the taking of action by less than unanimous written consent of the Company shareholders as authorized by Section 16-10a-704 of the Utah Revised Business Corporation Act and for the amendment to the Company’s By-Laws to delete Article II, Section 9 and authorize the taking of action by less than unanimous written consent of the Company's shareholders without a meeting.

Why does the Board want to provide for the taking of action by less than unanimous shareholder consent?

The ability to obtain shareholder approval by obtaining a written consent signed by a majority of the Company’s shareholders rather than signed by all of the Company’s shareholders will enable the Company to act with greater flexibility and efficiency when taking certain corporate actions that require shareholder approval.  If unanimous written consent is required, a single dissenting shareholder can prohibit the Company from obtaining shareholder approval by written consent and will force the Company to hold a meeting in order to obtain shareholder approval.  Obtaining shareholder approval at a meeting is a far more costly and time consuming process as the Company must file a proxy statement with the SEC and distribute such proxy statement to the Company’s shareholders.

Now that Sentient holds approximately 95% of the Company’s Common Shares, if Sentient wishes to approve a matter, shareholder approval is simply a formality.  However, without the ability to act by written consent, the Company will have to call a special meeting of shareholders which will involve significantly more cost.  The Board wishes to avoid such cost.

How many votes are needed to approve the resolution and amend Natural Resources’ By-Laws to provide for the taking of action by less than unanimous written consent of the Company’s shareholders?

The resolution and amendment to the Company’s By-Laws to provide for the taking of action by less than unanimous written consent of the Company’s shareholders without a meeting will be approved if a majority of the Common Shares entitled to vote at the meeting, present in person or by proxy, votes FOR the proposal.  A properly executed proxy card marked ABSTAIN with respect to this proposal will have the same effect as voting AGAINST this proposal.

Please note that as the Company’s majority shareholder, Sentient interested party to the proposal to amend the Company’s By-Laws as such an amendment would permit Sentient to take action on behalf of the Company without the consent or approval of any other shareholders.  Accordingly, although not required by Natural Resources’ Articles of Incorporation or By-Laws, the Company seeks to obtain a FOR vote for this proposal from the holders of a majority of the Company’s Common Shares not held by Sentient.

What will happen if shareholders approve the taking of action by less than unanimous written consent of the Company’s shareholders?

If the Company’s shareholders approve this proposal, the Company will delete Article II, Section 9 of its By-Laws and add a provision to provide for the taking of shareholder action by less than unanimous written consent without a meeting.  Additionally, the Company will be governed by Section 16-10a-704 of the Utah Revised Business Corporation Act that authorizes shareholders to take action by less than unanimous written consent without a meeting, in most circumstances, if a consent setting forth the action to be taken is signed by shareholders holding shares having not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting at which all shares entitled to vote thereon were present and voted.

Approval of this proposal will not prevent the Company’s shareholders from exercising appraisal rights with respect to future transactions under Part 13 of the Utah Revised Business Corporation Act, if applicable.

What will happen if shareholders do not approve the taking of action by less than unanimous written consent of the Company’s shareholders?

If the Company’s shareholders do not approve this proposal, the Company will not amend its By-Laws and will still be required to obtain unanimous written consent of its shareholders or obtain shareholder approval at a meeting in order to take certain corporate actions.  Requiring the Company to obtain unanimous shareholder approval or approval at a meeting of its shareholders, will increase the costs and decrease the efficiency with which the Company may take certain actions.

The Board recommends a vote FOR the approval of the taking of action by less than unanimous written consent of the Company’s shareholders without a meeting and the amendment to the Company By-Laws to evidence such approval.

OTHER MATTERS

As of the date of this Proxy Statement, management does not know of any other matter that will come before the Annual Meeting.

By Order of the Board of Directors,

Bill H. Gunn, Chairman
Natural Resources USA Corporation

November XX, 2010

Please sign and return the enclosed form of proxy promptly. If you decide to attend the Annual Meeting, you may, if you wish, revoke the proxy and vote your Common Shares in person.

APPENDIX A

THE PROXY CARD ACCOMPANIES THIS PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS OF
NATURAL RESOURCES USA CORPORATION

[___________________] 2010

PROXY SOLICITED BY BOARD OF DIRECTORS

APPOINTING BILL H. GUNN AND ROBERT C.J. VAN MOURIK AS PROXY TO VOTE YOUR SHARES
MAIL – Sign, date and mail your proxy card in the envelope provided as soon as possible	COMPANY NUMBER
ACCOUNT NUMBER
CUSIP NUMBER

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [ X ]

The Board of Directors Recommends	The Board of Directors Recommends

a Vote “FOR ALL NOMINEES” in Item 1.	a Vote “FOR” Items 2 and 3

Item 1. ELECTION OF DIRECTORS.	Items 2 and 3
☐ FOR ALL NOMINEES ☐ WITHHOLD AUTHORITY FOR ALL NOMINEES*
NOMINEES
☐  Bill H. Gunn
☐  Robert C.J. van Mourik
☐  Neil E. Summerson
☐  Geoffrey C. Murphy
☐  James V. Riley
☐  J. Jeffrey Geldermann
☐  Robert C. Woolard
☐  Alan De’ath
☐  Paul-Henri Couture
☐  Michel Marier

Vote FOR an individual nominee by filling in the appropriate box above.

Item 2.    Ratification of the appointment of independent registered public accounting firm

Item 3.    Approval of a resolution and amendment to the Company’s By-Laws to provide for the taking of action by less than unanimous written consent of the Company’s shareholders without a meeting
FOR AGAINST ABSTAIN ☐ ☐ ☐ FOR AGAINST ABSTAIN ☐ ☐ ☐

INSTRUCTION: By marking “Withhold Authority for All Nominees” your shares will not be voted FOR or AGAINST any Nominee. This will have no effect on the election of directors and your shares will be counted for the purposes of establishing quorum.

INSTRUCTION: To withhold authority to vote for any individual nominee(s), strike through the name of the individual nominee(s).
______________________________________________
To change the address on your account, please check this box ☐ and indicate your new address in the space below. Please note that changes to the registered name(s) on the account may not be submitted via this method.

______________________________________________

______________________________________________

______________________________________________

_____________________________________________
Each of Items 1, 2 and 3 were proposed by the Board of Directors.

If this proxy is properly executed and returned, the shares represented hereby will be voted in accordance with the votes marked hereon.
A vote to ABSTAIN will have the same effect as a vote AGAINST each of Items 2 and 3 and your shares will still be counted for the purposes of establishing a quorum at the Annual Meeting.

If votes are not specified on a returned proxy, a vote FOR ALL NOMINEES in Item 1 and FOR Items 2 and  3 will be voted at the Annual Meeting.

Cumulative voting rights are not authorized for the election of directors.

MARK HERE IF YOU PLAN TO ATTEND THE ANNUAL MEETING: ☐

PLEASE SIGN YOUR PROXY ON THE REVERSE SIDE
OUR RECORDS STATE THAT YOUR NAME AND SHAREHOLDINGS ARE AS FOLLOWS: